U.S. GLOBAL INVESTORS FUNDS

MegaTrends Fund

Gold and Precious Metals Fund

World Precious Minerals Fund

Global Resources Fund

Emerging Europe Fund

Institutional Class Shares

SUPPLEMENT DATED AUGUST 12, 2013

TO THE PROSPECTUS

 DATED AUGUST 12, 2013

The Institutional Class shares of the Gold and Precious Metals and Emerging Europe Funds have not commenced operations and currently are closed to investors. A subsequent notice will be issued when each fund commences operations and opens to investors.